UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005
                                                         -----------------

                            DSA Financial Corporation
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        0-50864                     20-1661802
       ---------------              ---------------------             ----------
      (State or Other Jurisdiction) (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


       118 Walnut Street, Lawrenceburg, Indiana                       47025
       ----------------------------------------                       -----
       Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-0840
                                                           --------------


                              Not Applicable
                              --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

       On November 10, 2005, stockholders of DSA Financial Corporation (the "Registrant") approved the Registrant's 2005 Stock Based-Incentive Plan (the "Stock Incentive Plan"). A description of the Stock Incentive Plan is included in "Proposal 3 - Approval of the 2005 Stock-Based Incentive Plan" of the Registrant's Definitive Proxy Statement for its 2005 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on October 11, 2005, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.


    Exhibit No.            Description
    ----------             -----------
    10                     DSA  Financial  Corporation  2005  Stock  Based-
                           Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy
                           Statement for the 2005 Annual Meeting of Stockholders
                           (File No. 0-50864), as filed with the SEC on October
                           11, 2005)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            DSA FINANCIAL CORPORATION



DATE: November 10, 2005             By:    /s/ Edward L. Fischer
                                           ------------------------------------
                                           Edward L. Fischer
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                            Description
         ----------                             -----------

            10 DSA Financial Corporation 2005 Stock Based-Incentive PLan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders (File
                                    No. 0-50864), as filed with the SEC on
                                    October 11, 2005)